Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial information combines the historical consolidated financial position and results of operations of Provident Financial Services, Inc. (“Provident” or “Provident Financial”) and Lakeland Bancorp, Inc. (“Lakeland” or “Lakeland Bancorp”) as an acquisition of Lakeland by Provident. The Agreement and Plan of Merger (the “merger agreement”) was entered into on September 26, 2022, as amended, by and among Provident, Lakeland and NL 239 Corp., a direct, wholly owned subsidiary of Provident (“Merger Sub”), and provides that each share of Lakeland common stock issued and outstanding immediately prior to the effective time will be converted into the right to receive 0.8319 of a share of Provident common stock. The merger agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Lakeland, with Lakeland as the surviving entity (the “merger”), and as soon as reasonably practicable following the merger, Lakeland will merge with and into Provident, with Provident as the surviving entity (the “holdco merger”).

The unaudited pro forma condensed combined financial information has been prepared to give effect to the following:

•

the acquisition of Lakeland by Provident under the provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Codification, ASC 805, “Business Combinations” where the assets and liabilities of Lakeland will be recorded by Provident at their respective fair values as of the date the merger is completed;

•	the distribution of shares of Provident common stock to Lakeland shareholders in exchange for shares of Provident common stock (based upon a 0.8319 exchange ratio);

•	certain reclassifications to conform historical financial statement presentations of Lakeland to Provident; and

•	transaction costs in connection with the merger.

The unaudited pro forma combined condensed consolidated financial information has been derived from and should be read in conjunction with: Provident’s audited consolidated financial statements and the related notes thereto as of and for the year ended December 31, 2023, which were included in Provident’s Annual Report on Form 10-K for the year ended December 31, 2023, and Provident’s unaudited financial statements and the related notes thereto as of and for the three months ended March 31, 2024, which were included in Provident’s Quarterly Report on Form 10-Q for the three months ended March 31, 2024, which were filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2024, and April 26, 2024, respectively, and Lakeland’s audited consolidated financial statements as of and for the year ended December 31, 2023 and 2022 and Lakeland’s unaudited consolidated financial statements as of and for the three months ended March 31, 2024, which are being filed as Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K, respectively.

The unaudited pro forma condensed combined income statements for the three months ended March 31, 2024 and for the year ended December 31, 2023 combine the historical consolidated income statements of Provident and Lakeland, giving effect to the merger as if it had been completed on January 1, 2023. The accompanying unaudited pro forma condensed combined balance sheet as of March 31, 2024 combines the historical consolidated balance sheets of Provident and Lakeland, giving effect to the merger as if it had been completed on March 31, 2024.

The unaudited pro forma condensed combined financial information is provided for illustrative information purposes only. The unaudited pro forma condensed combined financial information is not necessarily, and should not be assumed to be, an indication of the actual results that would have been achieved had the merger been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma condensed combined financial information has been prepared by Provident in accordance with Regulation S-X Article 11, Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information also does not consider any potential effects of changes in market conditions on revenue enhancements, expense efficiencies, asset dispositions and share repurchases, among other factors. In addition, as explained in more detail in the accompanying notes, the preliminary allocation of the pro forma purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the merger.

As of the date of this Current Report on Form 8-K, Provident has not completed the valuation analysis and calculations in sufficient detail necessary to arrive at the required estimates of the fair value of Lakeland’s assets to be acquired or liabilities to be assumed, other than a preliminary estimate for intangible assets and certain financial assets and financial liabilities. Accordingly, apart from the aforementioned, certain Lakeland assets and liabilities are presented at their respective carrying amounts and should be treated as preliminary values. A final determination of the fair value of Lakeland’s assets and liabilities will be based on Lakeland’s actual assets and liabilities as of the closing date and therefore cannot be made prior to the completion of the merger. In addition, the value of the merger consideration to be paid by Provident in shares of Provident common stock upon the completion of the merger will be determined based on the closing price of Provident common stock on the closing date of the merger and the number of issued and outstanding shares of Lakeland common stock immediately prior to the closing of the merger. Actual adjustments may differ from the amounts reflected in the unaudited pro forma condensed combined financial information, and the differences may be material.

Further, Provident has not identified all adjustments necessary to conform Lakeland’s accounting policies to Provident’s accounting policies. Upon completion of the merger, or as more information becomes available, Provident will perform a more detailed review of Lakeland’s accounting policies. As a result of that review, differences could be identified between the accounting policies of the two companies that, when conformed, could have a material impact on the combined company’s financial information.

As a result of the foregoing, the pro forma adjustments are preliminary and are subject to change as additional information becomes available and as additional analysis is performed. The preliminary pro forma adjustments have been made solely for the purpose of providing the unaudited pro forma condensed combined financial information.

Provident estimated the fair value of certain Lakeland assets and liabilities based on a preliminary valuation analysis, due diligence information, information presented in Lakeland’s SEC filings and other publicly available information. Until the merger is completed, both companies are limited in their ability to share certain information.

Upon completion of the merger, a final determination of the fair value of Lakeland’s assets acquired and liabilities assumed will be performed. Any changes in the fair values of the net assets or total purchase consideration as compared with the information shown in the unaudited pro forma condensed combined financial information may change the amount of the total purchase consideration allocated to goodwill and other assets and liabilities and may impact the combined company’s statement of income. The final purchase consideration allocation may be materially different than the preliminary purchase consideration allocation presented in the unaudited pro forma condensed combined financial information.

Provident Financial Services, Inc.

Pro Forma Impact of Recognition of Fair Value Adjustments

For the Fiscal Year Ended December 31, 2023, and Three Months Ended March 31, 2024

	Recognition of Fair Value Adjustments And Merger-Related Cost Savings		Amount	1 Year	1 Quarter
Interest Rate Adjustments	Years	Method	($000)
Investment - Gross Fair Value Adjustment (AFS and HTM)			$(280,137)	$(242,786)
Accretion in Period (increase to investment income)	7.5	Straight Line		$37,352	$9,338
Loan Interest Rate Fair Value Adjustment			$(314,039)	$(236,977)
Accretion in Period (increase to loan interest)		Level Yield		$77,062	$19,266
Non-PCD Credit Fair Value Adjustment			$(72,910)	$(51,375)
Accretion in Period (increase to loan interest)		Level Yield		$21,535	$5,384
CD Interest Rate Fair Value Adjustment			$(7,683)	$—
Accretion in Period (increase to CD interest expense)	1.0	Straight Line		$7,683	$1,921
Borrowed Funds Interest Rate Fair Value Adjustment
Wholesale			$1,579	$790
Accretion in Period (increase to borrowed funds interest expense)	2.0	Straight Line		$(790)	$(197)
Core Deposit Intangible Amortization
CDI Fair Value			$210,264	$172,034
Amortization	10.0	Sum of the Years Digits		$(38,230)	$(9,557)
Amortizaiton of Existing Intangibles				$(2,029)	$(436)

Total Intangible Amortization				$(36,201)	$(9,121)
Holding Company - Sub Debt and Trust Preferred Securities Fair Value Adjustment			$(45,244)	$(36,195)
Accretion in Period (increase to interest expense - Holding Co)	5.0	Straight Line		$9,049	$2,262

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet

As of March 31, 2024

(in thousands)

	Provident Financial Services	Lakeland Bancorp	Pro Forma Adjustments		Pro Forma Provident Financial Services
ASSETS
Cash and due from banks	$158,306	$203,186	$(55,766)	(1)	$305,726
Short-term invesments	46	4,433			4,479

Total cash and cash equivalents	158,352	207,619	(55,766)		310,205

Available-for-sale securities	1,666,306	914,029			2,580,335
Held-to-maturity securities	354,671	827,107	(164,604)	(2)	1,017,174
Equity Securities, at fair value	1,341	17,646			18,987
Federal Home Loan Bank and other bank stock	77,750	52,205			129,955
Loans held for sale	—	564			564
Loans, net of deferred fees	10,842,707	8,320,424	(386,949)	(3)	18,776,182
Less: Allowance for loan and lease losses	106,429	76,823	2,221	(3)	185,473

Net loans	10,736,278	8,243,601	(389,170)		18,590,709

Other real estate owned	11,324	—			11,324
Bank premises and equipment, net	69,487	51,783	2,065	(4)	123,335
Accrued interest receivable	58,677	37,968			96,645
Goodwill	443,623	271,829	(191,101)	(5)	524,351
Core deposit intangible	13,616	6,623	203,641	(6)	223,880
Bank-owned life insurance	243,513	160,587			404,100
Other assets	295,980	173,323	84,127	(7)	553,430

Total assets	$14,130,918	$10,964,884	$(510,808)		$24,584,994

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits in domestic offices
Demand deposits	$7,905,961	$5,810,640			$13,716,601
Savings deposits	1,160,951	659,027			1,819,978
Certificates of deposit	1,031,980	2,030,771	(7,683)	(8)	3,055,068

Total deposits	10,098,892	8,500,438	(7,683)		18,591,647

Mortgage escrow deposits	43,881	—			43,881
Borrowed funds	2,058,098	927,956	1,579	(9)	2,987,633
Subordinated debentures	10,744	194,814	(45,244)	(10)	160,314
Other liabilities	224,141	162,246			386,387

Total Liabilities	12,435,756	9,785,454	(51,348)		22,169,862

Stockholders’ Equity:
Preferred stock	—	—			—
Common stock	832	859,712	(859,166)	(11)	1,378
Additional paid-in capital	990,582	—	820,995	(12)	1,811,577
Retained earnings	988,480	386,319	(487,890)	(13)	886,909
Accumulated other comprehensive income	(151,585)	(65,149)	65,149	(14)	(151,585)
Treasury shares, at cost	(129,062)	(1,452)	1,452	(14)	(129,062)
Unallocated common stock held by Employee Stock Ownership Plan	(4,085)	—			(4,085)
Common stock acquired by the Directors’ Deferred Fee Plan	(2,546)	—			(2,546)
Deferred compensation - Directors Deferred Fee Plan	2,546	—			2,546

Total stockholders’ equity	1,695,162	1,179,430	(459,460)		2,415,132

Total Liabilities and Stockholders’ Equity	$14,130,918	$10,964,884	$(510,808)		$24,584,994

Footnotes to

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet

As of March 31, 2024

(in thousands)

(1)	Adjustment to record combined merger related expenses		$55,766
(2)	Adjustment to record held to maturity investment securities at fair value		$(164,604)
(3)	Adjustment to record loans at fair value
	Interest rate adjustment to record loans at fair value	$(314,039)
	Gross credit mark on loans	(79,044)
	Purchased credit discount (“PCD”) CECL reserve gross up amount	6,134

	Adjustment on loans		$(386,949)
	Eliminate existing Lakeland Bancorp allowance for loan and lease losses	$76,823
	Less: CECL reserve	(79,044)

	Net adjustment to allowance for credit losses on loans and leases		$(2,221)

	Fair value adjustment to net loans		$(389,170)
(4)	Adjustment to record real estate at fair value		$2,065
(5)	Excess of purchase price less Lakeland tangible equity, elimination of existing Lakeland goodwill, net fair value adjustments and creation of core deposit intangible (“CDI”)
	Total stockholders equity	$1,179,430
	CDI	(6,623)
	Goodwill	(271,829)

	Lakeland Tangible equity		$900,978
	Purchase price	$821,541
	Less: Tangible Equity of Lakeland	(900,978)
	Plus: Adjustments to record Lakeland Bank merger-related expenses (after tax)	6,690

	Excess of purchase price over tangible equity of Lakeland	$(72,747)
	Net fair value adjustments (net of deferred taxes)	153,475

	Preliminary pro forma goodwill resulting from merger	80,728
	Less: Lakeland Bancorp existing goodwill	$(271,829)

	Net adjustment to goodwill		$(191,101)
(6)	Adjustment to record CDI
	Estimated CDI		$210,264
	Less: Lakeland Bancorp existing CDI		(6,623)

	Net adjustment to CDI		$203,641

(7)	Current/deferred income taxes created as a result of purchase accounting adjustments
	Securities fair value adjustment	$(164,604)
	Loan fair value adjustment	(389,170)
	CDI	210,264
	Real estate fair value adjustment	2,065
	Time deposit fair value adjustment	7,683
	Borrowed funds fair value adjustment	(1,579)
	Subordinated debt fair value adjustment	45,244

Net fair value adjustments		(290,098)
Current/deferred income taxes at 28% effective marginal rate			$81,227
	Deferred taxes (net) eliminated on Lakeland existing CDI		2,900

	Current/deferred income taxes at 28% effective marginal rate		$84,127
(8)	Adjustment to record time deposits at fair value		$(7,683)
(9)	Adjustment to record other borrowings at fair value		$1,579
(10)	Adjustment to record subordinated debt at fair value		$(45,244)

(11)	Elimination of Lakeland Bancorp’s common stock and issuance of 54,587,461 shares of Provident Financial common stock, $0.01 par value, as consideration. Shares issued based on 65,617,816 Lakeland Bancorp shares outstanding as of March 31, 2024 and an exchange ratio of 0.8319x
	Common stock, par value $0.01 issued as consideration	$546
	Eliminate existing Lakeland existing common stock	(859,712)

	Adjustment to common stock, par value $0.01		$(859,166)
(12)	Record Provident Financial paid in capital issued in consideration		$820,995
(13)	Eliminate Lakeland Bancorp’s retained earnings as of December 31, 2023	$(386,319)
	Record the impact to equity of the CECL non-purchased deteriorated credit loans net of taxes	(52,495)
	Recognition of Provident Bank transaction expenses, net of taxes	(49,076)

	Total adjustments to retained earnings		$(487,890)
(14)	Eliminate Lakeland Bancorp’s other capital accounts
	Accumulated other comprehensive income		$65,149
	Treasury shares, at cost		$1,452

Pro Forma Income Statement – March 31, 2024 Consolidated

	Provident for the Quarter Ended March 31, 2024	Lakeland Bancorp for the Quarter Ended March 31, 2024	Pro Forma Adjustments		Pro Forma Combined for the Quarter Ended March 31, 2024
		(Dollars in thousands, except per share amounts)
Interest Income
Loans receivable, including fees	$148,079	$114,680	$19,266	(1)	$282,025
Securities, deposits, federal funds sold and other short-term investments	15,780	14,181	9,338	(2)	39,299

Total interest income	163,859	128,861	28,603		321,323

Interest Expense
Deposits	52,534	54,763	1,921	(3)	109,218
Borrowed funds	17,383	5,560	(197)	(4)	22,746
Subordinated debentures and trust preferred securities	272	5,980	2,262	(5)	8,514

Total interest expense	70,189	66,303	3,986		140,478

Net interest income	93,670	62,558	24,618		180,846
Provision charge (benefit) for credit losses	186	(2,620)	—	(6)	(2,434)

Net interest income after provision for loan losses	93,484	65,178	24,618		183,280

Noninterest income
Fees	5,912	3,649	—		7,871
Wealth management income	7,488	—	—		9,178
Insurance agency income	4,793	—	—		4,793
Bank-owned life insurance	1,817	877	—		2,694
Net loss on securities transactions	(1)	(129)	—		(130)
Other income	798	697	—		1,495

Total non interest income	20,807	5,094	—		25,901

Noninterest expense
Compensation and employee benefits	40,048	26,874	—		66,922
Net occupancy expense	8,520	7,886	—		16,406
Data processing expense	6,783	1,781	—		8,176
FDIC insurance	2,272	1,393	—		4,053
Amortization of intangibles	705	436	9,121	(7)	10,262
Advertising and promotion expense	966	484	—		1,450
Credit loss (benefit) expense for off-balance sheet exposure	(506)	(72)	—		(578)
Merger-related expenses	2,202	68	—		2,270
Other operating expenses	10,331	5,727	—		16,058

Total non interest expense	$71,321	$44,577	$9,121		$125,019

Income before tax expense	$42,970	$25,695	$15,496		$84,161
Income tax expense	10,888	5,900	4,339	(8)	21,127

Net income available to common shareholders	$32,082	$19,795	$11,157		$63,034
Less: earnings allocated to participating securities	—	—	—		—

Net income allocated to common shareholders	$32,082	$19,795	$11,157		$63,034

Basic earnings per share	$0.43	$0.30			$0.49
Average basic shares outstanding	75,260,029	65,135,000	(10,036,539)	(9)	129,847,490
Diluted earnings per share	$0.43	$0.30			$0.49
Average diluted shares outstanding	75,275,660	65,324,000	(10,330,539)	(9)	129,863,121

Footnotes to

Pro Forma Income Statement – March 31, 2024 Consolidated

(1)	Estimated loan interest yield adjustment amortization
(2)	Estimated investment securities fair value adjustment amortization
(3)	Estimated time deposit fair value adjustment amortization
(4)	Estimated borrowed funds fair value adjustment amortization
(5)	Estimated subordinated debt fair value adjustment amortization
Amount ($000)
(6)	CDI intangible amortization
	Reverse amortization recorded for the Quarter ended March 31, 2024	$(436)
	Adjustment to CDI amortization	9,557

	Net adjustment	$9,121

(7)	Tax effect on the pro forma adjustments at an assumed 28.00% effective combined federal and state tax rate
(8)	Reflects the issuance of 54,587,461 shares of Provident Financial Services common stock in consideration for the outstanding share of Lakeland Bancorp including conversion of restricted stock units of Lakeland Bancorp into shares of common stock at the effective time

Pro Forma Income Statement - December 31, 2023 Consolidated

	Provident for the Year Ended December 31, 2023	Lakeland Bancorp for the Year Ended December 31, 2023	Pro Forma Adjustments		Pro Forma Combined for the Year Ended December 31, 2023
	(Dollars in thousands, except per share amounts)
Interest Income
Loans receivable, including fees	$556,235	$432,038	$77,062	(1)	$1,065,335
Securities, deposits, federal funds sold and other short-term investments	59,585	59,000	37,352	(2)	155,937

Total interest income	615,820	491,038	114,414		1,221,272

Interest Expense
Deposits	159,459	163,095	7,683	(3)	330,237
Borrowed funds	55,856	33,564	(790)	(4)	88,631
Subordinated debentures and trust preferred securities	1,051	12,698	9,049	(5)	22,798

Total interest expense	216,366	209,357	15,942		441,665

Net interest income	399,454	281,681	98,472		779,607
Provision charge for credit losses	27,904	13,578	—		41,482

Net interest income after provision for loan losses	371,550	268,103	98,472		738,125

Noninterest income
Fees	24,396	17,564	—		41,960
Wealth management income	27,669	—	—		27,669
Insurance agency income	13,934	—	—		13,934
Bank-owned life insurance	6,482	3,450	—		9,932
Net gain on securities transactions	30	110	—		140
Other income	7,318	4,014	—		11,332

Total non interest income	79,829	25,138	—		104,967

Noninterest expense
Compensation and employee benefits	148,497	108,874	—		257,371
Net occupancy expense	32,271	31,304	—		63,575
Data processing expense	22,993	7,563	—		30,556
FDIC insurance	8,578	5,294	—		13,872
Amortization of intangibles	2,952	2,029	36,201	(6)	41,182
Advertising and promotion expense	4,822	2,236	—		7,058
Credit loss expense (benefit) for off-balance sheet exposure	264	(526)	—		(262)
Merger-related expenses	7,826	864	—		8,690
Other operating expenses	47,397	24,810	—		72,207

Total non interest expense	$275,600	$182,448	$36,201		$494,249

Income before tax expense	$175,779	$110,793	$62,271		$348,843
Income tax expense	47,381	26,053	17,436	(7)	90,870

Net income available to common shareholders	$128,398	$84,740	$44,835		$257,973
Less: earnings allocated to participating securities	—	(857)	—		(857)

Net income allocated to common shareholders	$128,398	$83,883	$44,835		$257,116

Basic earnings per share	$1.72	$1.29			$1.99
Average basic shares outstanding	74,844,489	65,039,000	(10,451,539)	(8)	129,431,950
Diluted earnings per share	$1.71	$1.29			$1.99
Average diluted shares outstanding	74,873,256	65,217,000	(10,629,539)	(8)	129,460,717

Footnotes to

Pro Forma Income Statement - December 31, 2023 Consolidated

(1)	Estimated loan interest yield adjustment amortization
(2)	Estimated investment securities fair value adjustment amortization
(3)	Estimated time deposit fair value adjustment amortization
(4)	Estimated borrowed funds fair value adjustment amortization
(5)	Estimated subordinated debt fair value adjustment amortization
Amount ($000)
(6)	CDI intangible amortization.
	Reverse amortization recorded for the Year ended December 31, 2023	$(2,029)
	Adjustment to CDI amortization	38,230

	Net adjustment	$36,201

(7)	Tax effect on the pro forma adjustments at an assumed 28.00% effective combined federal and state tax rate
(8)	Reflects the issuance of 54,587,461 shares of Provident Financial Services common stock in consideration for the outstanding share of Lakeland Bancorp including conversion of restricted stock units of Lakeland Bancorp into shares of common stock at the effective time

Note—Basis of Presentation

The unaudited pro forma condensed combined financial information and explanatory notes have been prepared to illustrate the effects of the merger under the acquisition method of accounting with Provident as the acquirer. The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not necessarily indicate the financial condition or results of operations of the combined company had the companies been combined at the beginning of each period presented, nor does it necessarily indicate the results of operations in future periods or the future financial position of the combined company. Under the acquisition method of accounting, the assets and liabilities of Lakeland, as of the effective time, will be recorded by Provident at their respective fair values and the excess of the merger consideration over the fair value of Lakeland’s net assets will be allocated to goodwill.

The merger provides for Lakeland shareholders to receive 0.8319 of a share of Provident common stock, valuing the transaction at approximately $1.3 billion based on the closing share price of Provident common stock of $23.16 as of September 26, 2022.

The pro forma allocation of the purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment and may vary from the actual purchase price allocation that will be recorded at the time the merger is completed. Adjustments may include, but not be limited to, changes in (i) Lakeland’s balance sheet through the effective time; (ii) the aggregate value of merger consideration paid if the price of shares of Provident common stock varies from the assumed $23.16 per share, which represents the closing share price of Provident common stock on September 26, 2022; (iii) total merger-related expenses if consummation and/or implementation costs vary from currently estimated amounts; and (iv) the underlying values of assets and liabilities if market and credit conditions differ from current assumptions.